MARCH 1, 2018

SUPPLEMENT TO

Hartford Quality Bond ETF

A SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST

SUMMARY PROSPECTUS

DATED NOVEMBER 28, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

As of March 1, 2018, Cory D. Perry has been added as a member of the Hartford Quality Bond ETF’s (the “Fund”) portfolio management team. Accordingly, effective immediately, the Summary Prospectus will be revised as follows:

1.	Under the heading “Management” in the Summary Prospectus, the following information will be added at the bottom of the “Portfolio Manager” table:

Portfolio Manager	Title	Involved with Fund Since
Cory D. Perry, CFA	Managing Director and Fixed Income Portfolio Manager	2017

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7360ETF	March 2018